UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2020

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On August 3, 2020, Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report that, on July 29, 2020, the Company closed a transaction whereby it assigned its right to repurchase 64 properties at which the Company operates stores (the “64 Properties”) to certain affiliates of Oak Street Real Estate Capital, LLC (“Oak Street”). The Company also reported that it had entered into a Master Lease Agreement (the “Master Lease”), effective July 29, 2020, by and between the Company and Oak Street in respect of the 64 Properties. Additionally, in the Original Form 8-K the Company reported that, on July 29, 2020, the Company and Oak Street entered into the First Amendment to Agreement for Purchase and Sale of Real Property (the “Sale Agreement”), pursuant to which the Company agreed to sell an additional 62 of the Company’s properties (the “62 Additional Properties”) to Oak Street in a sale and leaseback transaction (the “Sale and Leaseback”).

Item 1.01.	Entry into a Material Definitive Agreement.

The Sale and Leaseback closed on August 4, 2020. Upon the closing, Oak Street and the Company amended and restated the Master Lease to include the 62 Additional Properties under the Master Lease and on substantially the same terms as the 64 Properties (the “A&R Master Lease”).

The above summary of the A&R Master Lease is not complete and is qualified in its entirety by reference to the terms of the agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Master Lease Agreement, dated as of August 4, 2020, by and between Cracker Barrel Old Country Store, Inc. and certain of its subsidiaries, and certain affiliates of Oak Street Real Estate Capital, LLC.*

104	Cover Page Interactive Data File (formatted as Inline XBRL document).

*

Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 5, 2020	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Senior Vice President, General Counsel and Corporate Secretary